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EXHIBIT 32.1(a)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Amendment No. 1 on Form 10-K/A of Nabors Industries Ltd. (the "Company") for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony G. Petrello, Chairman, President and Chief Executive Officer of the Company, and I, William Restrepo, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (1)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ANTHONY G. PETRELLO Anthony G. Petrello Chairman, President and Chief Executive Officer Date: March 31, 2015
/s/ WILLIAM RESTREPO William Restrepo Chief Financial Officer Date: March 31, 2015

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  EXHIBIT 32.1(a)
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002